UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006

Pharma-Bio Serv, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50956	20-0653570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

373 Méndez Vigo, Suite 110, Dorado, Puerto Rico 00646
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 278-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

On July 28, 2006, Kevane Soto Pasarell Grant Thornton LLP (“Kevane”) advised us that it is resigning as our independent registered accounting firm as of the completion of the third quarter interim review.

Kevane was the independent accountant for Plaza Consulting Group, Inc. (“Plaza”) during the fiscal years ended October 31, 2005 and 2004. Kevane’s report for these periods did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Plaza was acquired by Pharma-Bio Serv, Inc. (the Registrant) on January 25, 2006. There were no disagreements with Kevane during the period ended October 31, 2005 or during the period subsequent to October 31, 2005 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1         Letters from Kevane Soto Pasarell Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.
(Registrant)

Date: August 3, 2006	/s/ Elizabeth Plaza
Elizabeth Plaza, Chief Executive Officer